UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 24, 2006
(Date of Earliest Event Reported)

AMERICAN COMMERCIAL LINES INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-51562 (Commission File Number)	73-3177794 (IRS Employer Identification Number)

1701 East Market Street, Jeffersonville, Indiana 47130
(Address of principal executive offices) (Zip Code)
(812) 288-0100
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
     On October 24, 2006, American Commercial Lines Inc. (the “Company”) issued a press release announcing the Company’s results for the third quarter ended September 30, 2006. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference. The version of the press release filed as an Exhibit to this report is a corrected version of the press release issued on October 24, 2006.
Item 7.01. REGULATION FD DISCLOSURE.
     The Company has provided certain supplemental financial information that can be accessed through the Company’s Investor Relations website at http://www.aclines.com.
ITEM 8.01. OTHER EVENTS
     On October 24, 2006, the Company announced that Mark Holden, a director and the President and Chief Executive Officer of the Company, intends to enter into a written sales plan that complies with the requirements of Rule 10b5-1 under the Securities Exchange Act of 1934, as amended (the “Sales Plan”). Under the Sales Plan, beginning no earlier than the third trading after the Company issues its earnings release, Mr. Holden will sell a portion of his holdings of Company common stock up to an aggregate of 45,619 shares. Sales will be made over a thirty day period. Following completion of the planned sales and assuming all of the shares subject to the Sales Plan are sold, Mr. Holden will beneficially own, either directly or indirectly, approximately 79,061 shares and vested options to purchase shares of the Company’s common stock as well as approximately 349,208 restricted shares and unvested options to purchase shares of the Company’s common stock. As sales are executed under the Sales Plan, they will be reported in accordance with federal securities laws.
Forward-Looking Statements
Some of the information included in this report contains certain “forward-looking statements” such as those related to future trades under the 10b5-1 plan referenced above which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. These forward-looking statements are inherently susceptible to risks, uncertainty and changes in circumstance. Important factors could cause actual results to differ materially from those expressed or implied by the forward-looking statements and should be considered in evaluating the outlook of American Commercial Lines Inc. Risks and uncertainties are detailed from time to time in American Commercial Lines Inc.’s and its subsidiaries’ filings with the SEC, including the Form 10-K for the year ended December 31, 2005 and Forms 10-Q for the quarters ended March 31, 2006 and June 30, 2006. American Commercial Lines Inc. is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of changes, new information, subsequent events or otherwise.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits.

Exhibit
Number	Description
99.1	Press release, dated October 24, 2006, issued by American Commercial Lines Inc.: Revised.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
By:	/s/ Larry M. Cuculic
Larry M. Cuculic
Vice President, Legal

Dated: October 24, 2006

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press release, dated October 24, 2006, issued by American Commercial Lines, Inc.: Revised.